SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2012

BnetEFactor, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-178000	30-0523156
(State or other jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification Number)

122 West 26th Street, 5th Floor, New York, NY 10001
(Address of principal executive offices)

(855) 263-8332
(Registrant’s Telephone Number) Horizontal Marketing Corp. 857 E. Southfork Drive Draper, Utah 84040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BnetEFactor, Inc.

From 8-K

Current Report

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amended and Restated Articles of Incorporation

On September 27, 2012, Horizontal Marketing Corp. (the “Company”), by unanimous written consent of the Directors and the consent of Stockholders holding a majority of the issued and outstanding shares approved the amendment and restatement of the Articles of Incorporation, in their entirety, to:

•

Change the name of the Corporation to BnetEFactor, Inc.;

•

Increase the number of shares which the Corporation is authorized to issue to nine hundred million (900,000,000) shares, consisting of eight hundred million (800,000,000) shares of common stock, par value $0.001 per share (the “Common Stock”) and (b) one hundred million (100,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”) issuable in one or more series with such rights, preferences and privileges as determined by the Board of Directors; and

•

Adopt Article 11, which provides that the approval of not less than 75% of the outstanding shares of the Common Stock shall be required to approve the following matters:

(a)

The removal of any director of the Corporation; or

(b)

The sale of all or substantially all of the assets of the Corporation;

(c)

Any amendment, alteration, or repeal of the indemnification provisions set forth in Article 10.; and

(d)

Any amendment, alteration, or repeal of this Article 11.

A copy of the Amended and Restated Articles of Incorporation are filed herewith as Exhibit 3.01 and incorporated herein by reference. The foregoing description of the Amended and Restated Articles of Incorporation is qualified in its entirety by reference to the full text of such agreements.

Amended and Restated Bylaws

Also on September 27, 2012, the Company by unanimous written consent of the Directors and the consent of Stockholders holding a majority of the issued and outstanding shares, voted to approved the amendment and restatement of the By-laws, in their entirety, to provide that that any bylaw or amendment to the bylaws adopted by the Board of Directors will require the vote of 2/3 of the Company’s Board of Directors.  The Amended and Restated Bylaws became effective on September 27, 2012.

A copy of the Amended and Restated By-Laws are filed herewith as Exhibit 3.02 and incorporated herein by reference. The foregoing description of the Amended and Restated By-Laws is qualified in its entirety by reference to the full text of such agreements.

Item 9.01

Financial Statements and Exhibits

Exhibit
Number	Description
3.01	Amended and Restated Articles of Incorporation filed October 1, 2012
3.02	Amended and Restated By-Laws adopted September 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BnetEFactor, Inc.

Dated: October 2, 2012

/s/ Gerald E. Sklar

By: Gerald E. Sklar

Its: Chief Executive Officer